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                                                                     EXHIBIT 1.1

                    1,600,000 TRUST PREFERRED SECURITIES(1)
                       WESTCOAST HOSPITALITY CAPITAL TRUST
            (LIQUIDATION AMOUNT OF $25 PER TRUST PREFERRED SECURITY)
                  GUARANTEED TO THE EXTENT SET FORTH HEREIN BY

                        WESTCOAST HOSPITALITY CORPORATION

                             UNDERWRITING AGREEMENT

                                                               February __, 2004

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
1001 19th Street North
Arlington, Virginia 22209

WELLS FARGO SECURITIES, LLC
600 California Street, Suite 1600
San Francisco, California 94108

Dear Sirs:

         WestCoast Hospitality Capital Trust, a statutory trust formed under the laws of the State of Delaware (the "Trust"), and WestCoast Hospitality Corporation, a Washington corporation (the "Company"), each confirms its agreement with each of you (each an "Underwriter"; collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative with respect to (i) the sale by the Trust of 1,600,000 (the "Initial Securities") of its ____% Trust Preferred Securities (Liquidation Amount of $25 per Trust Preferred Security) (the "Trust Preferred Securities"), representing undivided preferred beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation and redemption, to the extent set forth in the Trust Preferred Securities Guarantee Agreement (the "Preferred Guarantee") between the Company and Wilmington Trust Company, as guarantee trustee (the "Guarantee Trustee"), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Trust Preferred Securities set forth opposite their names in Schedule I hereto, and (ii) the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of an additional 240,000 Trust Preferred Securities to cover over-allotments (the "Option Securities"), if any, in the respective number of Trust Preferred Securities set forth opposite their names in Schedule I hereto. The Initial Securities and such portion of the Option Securities as are purchased pursuant to Section l(b) hereof are hereinafter called, collectively, the "Preferred Securities." The Trust will purchase, with the proceeds of the sale of the Preferred Securities and 49,485 (or 56,908 assuming full exercise by the
Underwriters of the over-allotment option described herein) of its     % Trust
Common Securities (Liquidation Amount of $25 per Trust Common Security) (the "Common Securities"), $41,237,125 aggregate principal amount (or $47,422,700 aggregate principal amount assuming full exercise by the Underwriters of the
over-allotment option described herein) of       % Junior Subordinated
Debentures due _____ __, 2044 (the "Debentures") of the Company,

----------------------
(1) Plus an option from the Trust to purchase up to an additional 240,000 Trust Preferred Securities.

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to be issued pursuant to an Indenture to be dated as of the Closing Time (as hereinafter defined) (the "Indenture") between the Company and Wilmington Trust Company, as trustee (the "Indenture Trustee").

         Immediately after the Closing Time, the Company will be the holder of all of the Common Securities. The Common Securities will represent subordinated undivided common beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation and redemption, to the extent set forth in the Trust Common Securities Guarantee Agreement (the "Common Guarantee") between the Company and Wilmington Trust Company. The Trust will be subject to the provisions of an Amended and Restated Declaration of Trust (the "Declaration") to be dated as of the Closing Time among the Company, as sponsor of the Trust, Wilmington Trust Company, as property trustee (the "Property Trustee"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"), two individual trustees who are officers of the Company (the "Administrative Trustees") and the holders, from time to time, of undivided beneficial interests of the Trust. The Property Trustee, the Delaware Trustee and the Administrative Trustees are collectively referred to herein as the "Trustees."

         The Trust and the Company understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Underwriters deem advisable after this Underwriting Agreement (the "Agreement") has been executed and delivered and the Declaration, the Indenture and the Preferred Guarantee have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

         The Trust and the Company have filed with the Securities and Exchange Commission (the "Commission") a joint registration statement on Form S-1 (Nos. 333-110214 and 333-110214-01) and a related preliminary prospectus for the registration of the Preferred Securities, the Debentures and the Preferred Guarantee under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Trust and the Company have prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act Regulations), is hereinafter called the "Registration Statement," except that, if the Trust and the Company file a post-effective amendment to such registration statement which becomes effective prior to the Closing Time, "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Trust and the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         The Trust, the Company and the Underwriters agree as follows:

         1. Sale and Purchase:

         (a) Initial Securities. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per Trust Preferred Security of $25.00, the Trust agrees

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to sell to the Underwriters the number of Initial Securities set forth in
Schedule I opposite each Underwriter's name, and each Underwriter agrees, severally and not jointly, to purchase from the Trust the number of Initial Securities set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Underwriters in their sole discretion shall make to eliminate any sales or purchases of fractional Trust Preferred Securities.

         (b) Option Securities. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per Trust Preferred Security set forth in subsection (a) above, the Trust hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Trust all or any part of the Option Securities, plus any additional number of Option Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Trust setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, the Trust will sell and each Underwriter, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased, which the number of Initial Securities set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Securities, plus any additional number of Option Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case to such adjustments among the Underwriters as the Underwriters in their sole discretion shall make to eliminate any sales or purchases of fractional Trust Preferred Securities.

         (c) Underwriting Compensation. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities and Common Securities will be used by the Trust to purchase the Debentures, the Company at the Closing Time or any Date of Delivery (as hereinafter defined) shall pay to Friedman, Billings, Ramsey & Co., Inc., for the respective accounts of the several Underwriters, an amount equal to $_______ per Trust Preferred Security for the Preferred Securities delivered by the Trust pursuant hereto at the Closing Time or any Date of Delivery. In addition, the Company shall, for a period of six months from the Closing Time, appoint Friedman, Billings, Ramsey & Co., Inc. to act as lead underwriter or placement agent in connection with any public or private offering of equity or corporate debt securities (other than Excluded Securities) of the Company or any Subsidiary (as hereinafter defined) or other capital market financing, to act as dealer manager with respect to any self-tender offer by the Company and to act as financial advisor in connection with any sale of all or substantially all of the assets of the Company or a sale of equity of the Company which constitutes a controlling equity interest in the Company. The term "Excluded Securities" means any securities offered, sold or issued pursuant to or in connection with (i) employee benefit plans of the Company, (ii) the acquisition by the Company or any Subsidiary (as hereinafter defined) of any asset or entity, (iii) the refinancing by the Company or any Subsidiary from time to time of any owned or leased hotel or hotels, (iv) the consummation by the Company or any Subsidiary with a third party of any credit facility or revolving credit line or (v) registration by the Company of any existing unregistered securities of the Company.

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         2. Payment and Delivery:

         (a) Initial Securities. The Initial Securities to be purchased by each Underwriter hereunder, in definitive form, shall be delivered by or on behalf of the Trust to the Underwriter, in the form of one or more global securities (or an interest therein) through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Underwriters by the Trust upon at least 48 hours' prior notice. The Trust will cause the certificate or certificates representing the Initial Securities to be made available for checking at least 24 hours prior to the Closing Time at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Underwriters and the Trust). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time" and the date of delivery of both Initial Securities and Option Securities is hereinafter sometimes called the "Date of Delivery." Interests in the Preferred Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus.

         (b) Option Securities. Any Option Securities to be purchased by each Underwriter hereunder, in definitive form, shall be delivered by or on behalf of the Trust to the Underwriter, in the form of one or more global securities (or an interest therein) through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified in writing to the Underwriters by the Trust upon at least 48 hours' prior notice. The Trust will cause the certificate or certificates representing the Option Securities to be made available for checking at least 24 hours prior to the Date of Delivery with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Underwriters in the notice given by the Underwriters to the Trust of the Underwriters' election to purchase such Option Securities (unless another time and date shall be agreed to by the Underwriters and the Trust).

         (c) Documents. The documents to be delivered at Closing Time or any Date of Delivery on behalf of the parties hereto pursuant to Section 6 hereof, shall be delivered at the offices of Clifford Chance US LLP, 200 Park Avenue, New York, NY 10166, and the Preferred Securities will be delivered at the Designated Office, all at Closing Time or such Date of Delivery, as the case may be.

         3. Representations and Warranties of the Trust and the Company:

         The Trust and the Company, jointly and severally, represent and warrant to each Underwriter that:

         (a) the Company has an authorized capitalization as of September 30, 2003 as set forth in the Prospectus (and there have not been any subsequent issuances of capital stock of the Company except for issuances pursuant to stock options held by employees and directors of the Company and the Subsidiaries); the outstanding shares of capital stock, the partnership interests, membership interests or other equity interests, as the case may be, of the Company and each direct or indirect subsidiary of the Company other than the Trust that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission, all of which subsidiaries are named in Exhibit 21 to the Registration Statement (each, a "Subsidiary"; collectively, "Subsidiaries") have been duly and validly authorized and issued and are fully paid and nonassessable; except as disclosed in the Prospectus, all of the outstanding shares of capital stock of, or the partnership interests, membership interests or other equity interests in, as the case may be, any Subsidiary are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus and except for outstanding stock

                                       4

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options held by employees and directors of the Company and the Subsidiaries, there are no outstanding (i) securities or obligations of the Company or of any Subsidiary convertible into or exchangeable for any capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock, partnership interests, membership interests or other equity interests, as the case may be, or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any such Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

         (b) each of the Company and the Subsidiaries has been duly incorporated or formed and is validly existing as a corporation, general or limited partnership, limited liability company or trust, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or formation with full corporate, partnership, limited liability company or trust power and authority to own, lease and operate its respective properties and to conduct its respective businesses as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement, the Guarantor Agreements (as hereinafter defined) and the Debentures (to the extent a party thereto) and to consummate the transactions contemplated hereby and thereby;

         (c) each of the Company and the Subsidiaries is duly qualified or licensed and is in good standing in each jurisdiction in which it conducts its business or in which it owns or leases real property or otherwise maintains an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and the Covered Entities (as defined below), taken as a whole (any such effect or change, where the context so requires, is hereinafter called a "Material Adverse Effect" or "Material Adverse Change"); except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock, partnership interests, membership interests or other equity interests, as the case may be, or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; except as disclosed in the Registration Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, limited liability company, trust, joint venture or other entity;

         (d) the Trust has been duly established and is validly existing as a statutory trust in good standing under the Delaware Statutory Trust Act with the trust power and authority to own property and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and the Declaration and to consummate the transactions herein contemplated; the Trust has conducted and will conduct no business other than as contemplated by this Agreement and described in the Prospectus; the Trust is duly qualified to transact business as a foreign company and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely effect the Trust; the Trust is not a party to or otherwise bound by any agreement or instrument other than those described in the Registration Statement and the Prospectus; based on expected operations and current law, the Trust will be classified for U.S. federal income tax purposes as a grantor trust and will not be taxable as a corporation; the Trust is, and at the Closing Time or any Date of Delivery will be, treated as a deconsolidated subsidiary of the Company pursuant to generally accepted accounting principles as applied in the United States; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust has no liabilities or

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obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Registration Statement and the Prospectus;

         (e) the Trust, the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except for any failure to comply which could not have a Material Adverse Effect;

         (f) none of the Trust, the Company or any of the Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Trust, the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except, in the case of the Company and the Subsidiaries, for such breaches or defaults which could not have a Material Adverse Effect;

         (g) the execution, delivery and performance of this Agreement by the Trust, the compliance by the Trust with all the provisions of this Agreement and the Declaration and the consummation by the Trust of the transactions contemplated hereby and thereby, including the issuance and sale of the Preferred Securities and the Common Securities by the Trust, the purchase of the Debentures by the Trust and the distribution of the Debentures by the Trust in the circumstances contemplated by the Declaration and described in the Registration Statement and the Prospectus, and the execution, delivery and performance of this Agreement, the Debentures and each of the Guarantor Agreements by the Company, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby including the sale of the Debentures by the Company to the Trust and the issuance by the Company of the Preferred Guarantee and the Common Guarantee, have been duly authorized by all necessary action on the part of the Trust and do not and will not (i) result in any violation of the Declaration or the Certificate of Trust of the Trust, (ii) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under) (A) any provision of the Declaration or the Certificate of Trust of the Trust or (B) any provision of any contract, license, indenture, mortgage, note, lease, deed of trust, loan or credit agreement or other agreement or instrument to which the Trust is a party or by which it or its properties may be bound or affected, or under any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Trust, (iii) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under) (A) any provision of the organizational documents of the Company or any Subsidiary or (B) any provision of any contract, license, indenture, mortgage, note, lease, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, (iv) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Trust, or (v) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, except such violations, conflicts, breaches, defaults or creations or impositions that could not, individually or in the aggregate, have a Material Adverse Effect and could not, individually or in the aggregate, be materially adverse to the Trust;

         (h) this Agreement has been duly authorized, executed and delivered by the Trust and the Company and is a legal, valid and binding agreement of the Trust and the Company enforceable in accordance with its terms, except as may be limited by (A) bankruptcy, insolvency, moratorium,

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receivership, liquidation, fraudulent conveyance, reorganization, and other similar laws relating to or affecting the remedies and rights of creditors, (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

         (i) each of the Preferred Guarantee, the Common Guarantee, the Declaration and the Indenture (collectively, the "Guarantor Agreements") has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization, and other similar laws relating to or affecting the remedies and rights of creditors, and (B) principles of equity (regardless of whether considered or applied in a proceeding in equity or at law); each of the Guarantor Agreements will conform in all material respects to all statements relating thereto contained in the Prospectus; each of the Preferred Guarantee, the Declaration and the Indenture has been duly qualified under the 1939 Act and is in substantially the form filed as an exhibit to the Registration Statement;

         (j) the Debentures have been duly authorized and at Closing Time and on each Date of Delivery, if any, will have been validly executed and delivered by the Company; when the Debentures have been executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trust against payment therefor as described in the Prospectus, the Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by
(A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization, and other similar laws relating to or affecting the remedies and rights of creditors, and (B) principles of equity (regardless of whether considered or applied in a proceeding in equity or at law); will conform in all material respects to all statements relating thereto contained in the Prospectus and will be owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon transfer, preemptive rights, claim or equity; the Debentures are in substantially the form filed as an exhibit to the Registration Statement;

         (k) no approval, authorization, consent, license, order, registration, qualification or decree of or filing with any U.S. federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency (each, a "Governmental Authority") is required in connection with the execution, delivery and performance of this Agreement or any of the Guarantor Agreements by the Company or the Trust (to the extent a party thereto) and the consummation of the transactions contemplated herein or therein, other than (i) such as have been obtained, or will have been obtained at or prior to the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the 1939 Act, and (ii) such approvals as have been obtained in connection with the approval of the listing of the Preferred Securities on the New York Stock Exchange, Inc. (the "NYSE");

         (l) each of the Company and the Subsidiaries has all necessary permits, licenses, authorizations, consents and approvals and has made all necessary filings required under any U.S. federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, licenses, authorizations, consents and approvals from other persons, required to conduct its business as described in the Prospectus, except to the extent that the failure to have any such permits, licenses, authorizations, consents or approvals, to make any such filings or to obtain any such permits, licenses, authorizations, consents or approvals could not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any Subsidiary is required by any applicable law to obtain accreditation or certification from any Governmental Authority in order to provide the products and services which it currently provides or

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which it proposes to provide as set forth in the Prospectus; neither the Company nor any Subsidiary is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such permit, license, authorization, consent or approval or any U.S. federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any Subsidiary, the effect of which could result in a Material Adverse Change; and no such permit, license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

         (m) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust and the Company, are threatened by the Commission, and the Trust and the Company have complied with any request on the part of the Commission for additional information;

         (n) the Preliminary Prospectus and the Registration Statement comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus only, in the light of the circumstances under which they were made) not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each later Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Trust make no warranty or representation with respect to any statement contained in the Registration Statement, the Prospectus or the Preliminary Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters to the Company and the Trust expressly for use in the Registration Statement, the Prospectus or the Preliminary Prospectus (that information being limited to that described in the penultimate sentence of Section 9(c) hereof);

         (o) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the respective version of the Preliminary Prospectus or the Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

         (p) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers, directors, partners, members or trustees, as applicable, or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any Governmental Authority or arbitral panel which are required to be disclosed in the Registration Statement and the Prospectus or which could result in a judgment, decree, award or order having a Material Adverse Effect;

         (q) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and the other entities to which such financial statements relate (such other entities, the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Company and the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the amounts in the Prospectus under the captions "Summary - Summary Consolidated Financial and Other Data," "Ratios of Consolidated Earnings and EBITDA to Combined Fixed Charges and Preferred Stock Dividends" and "Selected Consolidated Financial Data" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus;

         (r) BDO Seidman, LLP and PricewaterhouseCoopers LLP, whose reports on the consolidated financial statements of the Company and the Covered Entities are filed with the Commission as part of the Registration Statement and the Prospectus, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations;

         (s) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been (i) any Material Adverse Change or any development that could result in a Material Adverse Change, whether or not arising in the ordinary course of business, (ii) any transaction that is material to the Company and the Covered Entities, taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Covered Entities, taken as a whole or (iv) except for the regular quarterly dividends on the Series A Preferred Stock and Series B Preferred Stock of the Company in amounts per share that are consistent with past practice, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any Subsidiary on any of its equity interests;

         (t) except for registration rights held by Doubletree Corporation with respect to Series A Preferred Stock and Series B Preferred Stock of the Company held by it, there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

         (u) the Preferred Securities have been duly and validly authorized by the Trust and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable undivided preferred beneficial interests in the assets of the Trust, and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Preferred Securities by the Trust is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Trust, the Company or any Subsidiary or under any agreement to which the Trust, the Company or any Subsidiary is a party or otherwise; the Preferred Securities will have the rights set forth in the Declaration, and the terms of the Preferred Securities are valid and binding on the Trust;

         (v) the Common Securities have been duly and validly authorized by the Trust and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and the Prospectus, will be duly and validly issued, fully paid and nonassessable undivided subordinated beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities by the Trust is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Trust, the Company or any Subsidiary or under any agreement to which the Trust, the Company or any Subsidiary is a party or otherwise; and at the Closing Time and each Date of Delivery, if any, all of the issued and outstanding Common Securities of the Trust will be directly owned by the

Company; the Common Securities and the Preferred Securities are the only interests authorized to be issued by the Trust;

         (w) the Preferred Securities have been approved for listing on the NYSE, subject to official notice of issuance, and the form of certificate used to evidence the Preferred Securities complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Trust and the requirements of the NYSE;

         (x) none of the Trust, the Company, nor the Subsidiaries and their respective directors, officers, affiliates, and controlling persons has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Trust or the Company to facilitate the sale or resale of the Preferred Securities;

         (y) none of the Trust, the Company or any of their affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange Act Regulations"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

         (z) neither the Trust nor the Company has relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Preferred Securities;

         (aa) the Company and the Subsidiaries have good and marketable title in fee simple to, or a valid leasehold interest in, all real property described in the Prospectus as owned or leased by them, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, claims, charges, restrictions, encumbrances, mortgages and defects of any kind, except such as secure obligations of the Company and the Covered Entities disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property improvements, equipment and personal property held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property improvements, equipment and personal property by the Company or such Subsidiary; the Company or a Subsidiary has obtained an owner's or leasehold title insurance policy, from a title insurance company licensed to issue such policy, on any real property owned in fee or leased, as the case may be, by the Company or any Subsidiary, that insures the Company's or the Subsidiary's fee or leasehold interest, as the case may be, in such real property, which policies include only commercially reasonable exceptions, and with coverages in amounts at least equal to amounts that are generally deemed in the Company's industry to be commercially reasonable in the markets where the Company's properties are located, or a lender's title insurance policy insuring the lien of its mortgage securing the real property with coverage equal to the maximum aggregate principal amount of indebtedness held by the Company or a Subsidiary and secured by the real property, except where the failure to obtain any such policy could not have a Material Adverse Effect; all of the leases and subleases material to the business of the Company and the Subsidiaries are in full force and effect, and neither the Company nor any of the Subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary of the continued possession of the leased or subleased premises;

         (bb) all real property owned or leased by the Company or a Subsidiary is free of material structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear or, or, in each instance, the Company or a Subsidiary, as the case may be, has created an adequate reserve to effect reasonably required repairs, maintenance and capital expenditures; to the knowledge of the Company and such Subsidiary, water, storm water, sanitary sewer, electricity and telephone service are all available at the property lines of such property over duly dedicated streets or perpetual easements of record benefiting such property; except as described in the Prospectus, to the knowledge of the Company and such Subsidiary, there is no pending or threatened special assessment, tax reduction proceeding or other action that, individually or in the aggregate, could reasonably be expected to increase or decrease the real property taxes or assessments of any of such property, that, individually or in the aggregate, could have a Material Adverse Effect;

         (cc) the mortgages and deeds of trust encumbering any real property owned in fee or leased by the Company or a Subsidiary (i) are not convertible (in the absence of foreclosure) into an equity interest in the Real Property (as hereinafter defined) or in the Company or any Subsidiary, and none of the Company or the Subsidiaries hold a participating interest therein, (ii) except as set forth in the Prospectus, are not cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Covered Entities and (iii) are not cross-collateralized to any real property not owned by the Company or any of the Covered Entities;

         (dd) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, and to the knowledge of the Company and such Subsidiaries, with respect to third parties, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by
(A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization, and other similar laws relating to or affecting the remedies and rights of creditors, and (B) principles of equity (regardless of whether considered or applied in a proceeding in equity or at law);

         (ee) the Company and each of the Subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company or such Subsidiary knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;

         (ff) each of the Company and the Subsidiaries makes and keeps books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets; and each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (gg) as required by Rule 13a-15 under the Exchange Act, the Company's principal executive officer, principal financial officer, and other members of senior management have evaluated the design and operations of the disclosure controls and procedures of the Company. Based on this evaluation, the Company's Chief Executive Officer and Chief Financial Officer have concluded that the disclosure controls and procedures effectively ensure that information required to be disclosed in the Company's filings and submissions with the Commission under the Exchange Act, is collected and communicated to the Company's management (including, without limitation, the principal executive officer and principal financial officer of the Company) and is recorded, processed, summarized and reported within the time periods specified by the Commission. In addition, there have not been any changes in the Company's internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting;

         (hh) the Company has not, directly or indirectly, including through any Subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company;

         (ii) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

         (jj) neither the Company nor any Subsidiary nor, to the Company's knowledge after due inquiry, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

         (kk) to the Company's knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus;

         (ll) to the Company's knowledge after due inquiry, the Company and its directors and officers, in their capacity as such, are in compliance with all presently applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

         (mm) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

         (nn) neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable U.S. federal, state, local and foreign occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or in the aggregate, result in a Material Adverse Change;

         (oo) each of the Company and the Subsidiaries has filed on a timely basis all necessary U.S. federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively; all tax liabilities are adequately provided for on the respective books of such entities;

         (pp) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any U.S. federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, or any applicable U.S. federal, state, local or foreign wages and hours law, which violation could have a Material Adverse Effect;

         (qq) each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; each of the Company and the Subsidiaries has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); and each "pension plan" for which each of the Company and the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

         (rr) neither the Company nor any of the Subsidiaries nor any officer, director, partner, member or trustee, as applicable, purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any U.S. federal, state, local or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

         (ss) there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, directors, partners, members or trustees, as applicable, of the Company or any of the Subsidiaries or any of the members of the families of any of them;

         (tt) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable U.S. federal and state securities laws, (ii) the laws of the applicable jurisdiction of organization of the issuing entity and (iii) to the extent applicable to the issuing entity, the requirements of the NYSE;

         (uu) neither the Company nor any Subsidiary knows of any violation of any U.S. federal, state, local or foreign law, rule or regulation (including those pertaining to environmental matters) concerning the Real Property or any part thereof that, individually or in the aggregate, could have a Material Adverse Effect; each Real Property complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Real Properties and will not result in a forfeiture or reversion of title; neither the Company nor any of the Subsidiaries has received from any Governmental Authority having or claiming jurisdiction over the properties and assets described in the Prospectus any written notice of any condemnation of or zoning change affecting the Real Property or any part thereof, and neither the Company nor any of the Subsidiaries knows of any such condemnation or zoning change which is threatened and which if consummated could have a Material Adverse Effect; all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Real Property) of the Company or any of the other Subsidiaries that are required to be described in the Prospectus (or, the most recent Preliminary Prospectus) are disclosed therein; no lessee of any portion of any of the Real Property is in default under any of the leases governing such Real Property and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that could not have a Material Adverse Effect; and no tenant under any lease pursuant to which any of the Subsidiaries leases the Real Property (as hereinafter defined) has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, could not have a Material Adverse Effect, and except as provided by law;

         (vv) (i) except as would not have a Material Adverse Effect, neither the Company nor any Subsidiary nor, to the best knowledge of the Company and such Subsidiary, any other owners of the property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from any real property leased, owned or controlled, including any real property underlying any loan held or to be held by the Company or any of the Subsidiaries (collectively, the "Real Property"), other than by any such action taken in compliance with all applicable Environmental Statutes (as hereinafter defined) or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties leased, owned or controlled by the Company or any Subsidiary; (ii) the Company and the Subsidiaries do not intend to use the Real Property or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statues or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties leased, owned or controlled by the Company or any Subsidiary; (iii) neither the Company nor any Subsidiary knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Real Property or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) neither the Company, nor any Subsidiary has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any U.S. federal, state, local or foreign environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Real Property or any assets described in the Prospectus (or, the most recent Preliminary Prospectus) or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute; (v) neither the Real Property nor any other land owned by any Subsidiary is included or, to the best of such Subsidiary's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency or, to the best of such Subsidiary's and the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority; and (vi) in the operation of the Company's and any of the Subsidiaries' businesses, the Company or any of the Subsidiaries acquires, before acquisition of any real property, an environmental assessment of the real property (the "Phase I Environmental Assessment") and to the extent they become aware of any condition that could reasonably be expected to result in liability associated with the presence or release of a Hazardous Material, or any violation or potential violation of any Environmental Statute, the Company and the Subsidiary, as the case may be, take all commercially reasonable action necessary or advisable (including any capital improvements) for clean-up, closure or other compliance with such Environmental Statute;

         As used herein, "Hazardous Material" shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any U.S. federal, state, local or foreign environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any Governmental Authority;

         (ww) there are no costs or liabilities associated with the Real Property pursuant to any Environmental Statute (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Statute or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that, individually or in the aggregate, could have a Material Adverse Effect;

         (xx) none of the entities that prepared Phase I Environmental Assessments or other environmental assessments with respect to the Real Property was employed for such purpose on a contingent basis or had at the time of such preparation any substantial interest in the Company or any of the Subsidiaries, and none of the directors, officers or employees of any such entity was at the time of such preparation connected with the Company or any of the Subsidiaries as a promoter, selling agent, trustee, officer, director, partner, member or employee;

         (yy) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (zz) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, partners, members, trustees, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

         (aaa) each of the Administrative Trustees is an officer of the Company and has been duly authorized by the Company to act in such trustee capacity and to execute and deliver the Declaration; the Declaration has been duly executed and delivered by such Administrative Trustees and is a valid and binding obligation of each such Administrative Trustee, enforceable against such Administrative Trustee in accordance with its terms, except as may be limited by
(A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization, and other similar laws relating to or affecting the remedies and rights of creditors, and (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) ;

         (bbb) none of the Trust, the Company or any of the Subsidiaries is or, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         (ccc) there are no existing or, to the knowledge of the Company or any of the Subsidiaries, threatened labor disputes with the employees of the Company or any of the Subsidiaries which are required to be disclosed in the Prospectus or which are likely to have individually or in the aggregate a Material Adverse Effect.

         4. Certain Covenants:

         The Trust and the Company hereby, jointly and severally, agree with each Underwriter:

         (a) to furnish such information as may be required and otherwise to cooperate in any filings required with respect to the Preferred Securities, the Preferred Guarantee and the Debentures under the securities or "blue sky" laws of such jurisdictions (both domestic and foreign) as the Underwriters may designate;

         (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Preferred Securities may commence, the Trust and the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing, when such post-effective amendment has become effective;

         (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act and to furnish promptly to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

         (d) to comply with the requirements of Rule 430A of the Securities Act Regulations, if and as applicable, and to advise the Underwriters promptly and (if requested by the Underwriters) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

         (e) to advise the Underwriters immediately of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Preferred Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any Governmental Authority should issue any such order, to use commercially reasonable efforts to obtain the lifting or removal of such order as soon as possible and to advise the Underwriters promptly of the lifting or removal of such order; to advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to file no such amendment or supplement to which the Underwriters shall reasonably object in writing;

         (f) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of the Preferred Securities, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Trust or the Company with the Commission (other than reports filed via EDGAR), the NASD or any securities exchange and
(iii) such other information as the Underwriters may reasonably request regarding the Trust, the Company and the Subsidiaries;

         (g) to advise the Underwriters promptly of the happening of any event known to the Trust, the Company or any of the Subsidiaries within the time during which a Prospectus relating to the Preferred Securities is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Underwriters or counsel for the Underwriters, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Underwriters may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the Securities Act and the Securities Act Regulations;

         (h) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Trust, the Company or the Underwriters, be required by the Securities Act or requested by the Commission;

         (i) to furnish promptly to the Underwriters a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Underwriters may reasonably request;

         (j) to apply the net proceeds of the sale of the Preferred Securities, the Common Securities and the Debentures in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

         (k) in the case of the Company, to make generally available to its security holders and to deliver to the Underwriters as soon as practicable, but in any event not later than forty-five (45) days after the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of
Section 11(a) of the Securities Act (in such form, at the option of the Company, as complies with Rule 158 of the Securities Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement;

         (l) for so long as the Preferred Securities or the Debentures shall remain outstanding, to fulfill all registration, reporting and filing requirements under the Exchange Act as applicable to companies having a class of securities registered under Section 12(b) or 12(g) thereof;

         (m) for so long as the Preferred Securities are outstanding, to use its commercially reasonable efforts to maintain the listing of the Preferred Securities on the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are traded on the NYSE; if the Preferred Securities are exchanged for Debentures, the Company will use its commercially reasonable efforts to promptly effect the listing of the Debentures on the NYSE or other national securities exchange or automated quotation system on which the Preferred Securities are then listed, to have the Debentures promptly registered under the Exchange Act and to maintain such listing for as long as the Debentures remain outstanding;

         (n) to engage and maintain, at its expense, a registrar and transfer agent for the Preferred Securities;

         (o) to prepare and file any instruments required to be filed by the Trust or the Company in order to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of DTC;

         (p) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Underwriters, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any Preferred Securities or Debentures (or any equity or debt securities substantially similar to the Preferred Securities or Debentures, respectively), including any guarantee of such beneficial interests or substantially similar securities, or any securities convertible into or exercisable or exchangeable for Preferred Securities or Debentures (or any equity or debt securities substantially similar to the Preferred Securities or Debentures, respectively) or filing any registration statement under the Securities Act with respect to any of the foregoing or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Preferred Securities or Debentures (or any equity or debt securities substantially similar to the Preferred Securities or Debentures, respectively), whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Preferred Securities or Debentures (or any equity or debt securities substantially similar to the Preferred Securities or Debentures, respectively) or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Preferred Securities or Debentures to be sold hereunder;

         (q) in the case of the Company, to issue the Preferred Guarantee and the Debentures concurrently with the issuance and sale of the Preferred Securities as contemplated herein;

         (r) prior to the Closing Time (and, if applicable, any Date of Delivery), not to, and to use its best efforts to cause their respective trustees, officers, directors, partners, members and affiliates, as applicable, not to, directly or indirectly, issue any press release or other communication or hold any press conference with respect to the financial results of the Company or the Subsidiaries or the offering of the Preferred Securities which the Underwriters shall not previously have been provided a copy a reasonable time prior to the release thereof or provided reasonable notice thereof and the Underwriters shall not have reasonably objected thereto;

         (s) not to, and to use its best efforts to cause their respective trustees, officers, directors, partners, members and affiliates, as applicable, not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Trust or the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Preferred Securities, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Preferred Securities or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Trust or the Company;

         (t) that the Trust and the Company will comply with all of the provisions of any undertakings in the Registration Statement;

         (u) that the Trust and the Company will not invest or otherwise use the proceeds received by the Trust or the Company from its sale of the Preferred Securities or the Debentures, as the case may be, in such a manner as would require the Trust, the Company or any Subsidiary to register as an investment company under the Investment Company Act; and

         (v) not to voluntarily claim and to actively resist any attempts to claim the benefit of any usury laws against the holders of the Preferred Securities or the Debentures.

         5. Payment of Expenses:

         (a) The Company agrees to pay all costs and expenses incident to the performance by it and by the Trust of its and the Trust's respective and joint obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing (or reproduction) and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale, issuance or delivery of the Preferred Securities to the Underwriters, (iii) the preparation, printing (or reproduction), execution and delivery of this Agreement, the Debentures, each of the Guarantor Agreements and the Certificate of Trust of the Trust and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Preferred Securities for offering and sale under state laws that the Company and the Underwriters have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any "blue sky" surveys or legal investment surveys to the Underwriters and to dealers), (v) filing for review of the public offering of the Preferred Securities by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent, registrar or depository (including DTC) for the Preferred Securities and the fees and expenses of counsel for any such person and miscellaneous expenses referred to in the Registration Statement, (vii) the printing of the Debentures in certificated form, if required, (viii) the fees and expenses associated with obtaining ratings for the Preferred Securities and the Debentures from any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act) to the extent any such ratings are sought; (ix) the fees and expenses incurred in connection with the listing of the Preferred Securities and, to the extent required or advisable, the Preferred Guarantee and the Debentures on the NYSE,
(x) the fees and expenses of the Trust, the Trustees, the Guarantee Trustee, the Indenture Trustee and the Company and their respective counsel, accountants and other advisors in connection with any of the Guarantor Agreements, the Debentures, the Certificate of Trust of the Trust or the offering, issuance and delivery of the Preferred Securities, the Common Securities, the Preferred Guarantee, the Common Guarantee and/or the Debentures, (xi) the fees and expenses incurred by the Company and the Underwriters in making road show presentations with respect to the offering of the Preferred Securities, (xii) preparing and distributing bound volumes of transaction documents for the Underwriters and its legal counsel and (xiii) the performance of the Trust's and the Company's other obligations under this Agreement and the Guarantor Agreements that are not otherwise specifically provided for in this Section 5(a). Upon the request of the Underwriters, the Company will provide funds in advance for filing fees.

         (b) Whether or not the transactions contemplated by this Agreement are consummated, the Company agrees to reimburse the Underwriters for their reasonable out-of-pocket expenses (not to exceed $250,000) paid to unaffiliated third parties in connection with the transactions contemplated by this Agreement, including the reasonable fees and expenses of the Underwriters' legal counsel (other than the fees and expenses of counsel with respect to state securities or "blue sky" laws and obtaining the filing for review of the public offering of the Preferred Securities by the NASD, and any of the fees and expenses incurred by the Underwriters in making road show presentations with respect to the offering of the Preferred Securities, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

         6. Conditions of the Underwriters' Obligations:

         (a) The obligations of the Underwriters hereunder to purchase Preferred Securities at the Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Trust and the Company hereunder on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Trust and the Company of their respective obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or on each Date of Delivery, as applicable:

         (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Riddell Williams P.S., counsel for the Trust and the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to Clifford Chance US LLP, counsel for the Underwriters, stating that:

                  (i) the Company has an authorized capitalization as of September 30, 2003 as set forth in the Prospectus (and to the best knowledge of such counsel, there have not been any subsequent issuances of capital stock of the Company except for issuances pursuant to stock options held by employees and directors of the Company and the Subsidiaries); the outstanding shares of capital stock, the partnership interests, membership interests or other equity interests, as the case may be, of the Company and, to the best knowledge of such counsel, each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable; except as disclosed in the Prospectus, all of the outstanding shares of capital stock of, or the partnership interests, membership interests or other equity interests, as the case may be, in any Subsidiary are, to the best knowledge of such counsel, directly or indirectly owned of record by the Company; except as disclosed in the Prospectus, and except for outstanding stock options held by employees and directors of the Company and the Subsidiaries, and to the best knowledge of such counsel, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock, partnership interests, membership interests or other equity interests, as the case may be, or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any such Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

                  (ii) each of the Company and the Subsidiaries (all of which Subsidiaries are named in Exhibit 21 to the Registration Statement) has been duly incorporated or formed and is validly existing as a corporation, general or limited partnership, limited liability company or trust, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or formation with full corporate, partnership, limited liability company or trust power and authority to own, lease and operate its respective properties and to conduct its respective businesses as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement, the Guarantor Agreements and the Debentures (to the extent a party thereto) and to consummate the transactions contemplated hereby and thereby;

                  (iii) each of the Company and the Subsidiaries is duly qualified or licensed and is in good standing in each jurisdiction in which it conducts its business or in which it owns or leases real property or otherwise maintains an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a Material Adverse Effect; except as disclosed in the Prospectus, to the best knowledge of such counsel, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock, partnership interests, membership interests or other equity interests, as the case may be, or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; except as disclosed in the Registration Statement, to the best knowledge of such counsel, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, limited liability company, trust, joint venture or other entity;

                  (iv) to the best knowledge of such counsel, the Trust, the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgements, including those relating to transactions with affiliates, except for any failure to comply that could not have a Material Adverse Effect;

                  (v) to the best knowledge of such counsel, none of the Trust, the Company or any of the Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Trust, the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except, in the case of the Company and the Subsidiaries, for such breaches or defaults which could not have a Material Adverse Effect;

                  (vi) the execution, delivery and performance of this Agreement by the Trust, the compliance by the Trust with all the provisions of this Agreement and the Declaration and the consummation by the Trust of the transactions contemplated hereby and thereby, including the issuance and sale of the Preferred Securities and the Common Securities by the Trust, the purchase of the Debentures by the Trust and the distribution of the Debentures by the Trust in the circumstances contemplated by the Declaration and described in the Registration Statement and the Prospectus, and the execution, delivery and performance of this Agreement, the Debentures and each of the Guarantor Agreements by the Company, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby including the sale of the Debentures by the Company to the Trust and the issuance by the Company of the Preferred Guarantee and the Common Guarantee, have been duly authorized by all necessary action on the part of the Trust and do not and will not (i) result in any violation of the Declaration or the Certificate of Trust of the Trust, (ii) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under) (A) any provision of the Declaration or the Certificate of Trust of the Trust or (B) to the best knowledge of such counsel, any provision of any contract, license, indenture, mortgage, note, lease, deed of trust, loan or credit agreement or other agreement or instrument to which the Trust is a party or by which it or its properties may be bound or affected, or under any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Trust, (iii) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under) (A) any provision of the organizational documents of the Company or any Subsidiary or (B) to the best knowledge of such counsel, any provision of any contract, license, indenture, mortgage, note, lease, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, (iv) to the best knowledge of such counsel, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Trust, or (v) to the best knowledge of such counsel, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, except such violations, conflicts, breaches, defaults or creations or impositions that could not, individually or in the aggregate, have a Material Adverse Effect, and could not, individually or in the aggregate, be materially adverse to the Trust;

                  (vii) this Agreement has been duly authorized, executed and delivered by the Trust and the Company and is a legal, valid and binding agreement of the Trust and the Company enforceable in accordance with its terms, except as may be limited by (A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization, and other similar laws relating to or affecting the remedies and rights of creditors, (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                  (viii) each of the Guarantor Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization, and other similar laws relating to or affecting the remedies and rights of creditors, and
         (B) principles of equity (regardless of whether considered or applied in a proceeding in equity or at law); each of the Guarantor Agreements conforms in all material respects to all statements relating thereto contained in the Prospectus; each of the Preferred Guarantee, the Declaration and the Indenture has been duly qualified under the 1939 Act and is in substantially the form filed as an exhibit to the Registration Statement;

                  (ix) the Debentures have been duly authorized, executed and delivered by the Company; when the Debentures have been executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trust against payment therefor as described in the Prospectus, the Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by (A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization, and other similar laws relating to or affecting the remedies and rights of creditors, and (B) principles of equity (regardless of whether considered or applied in a proceeding in equity or at law), and conform in all material respects to all statements relating thereto contained in the Prospectus; the Debentures are in substantially the form filed as an exhibit to the Registration Statement;

                  (x) no approval, authorization, consent, license, order, registration, qualification or decree of or filing with any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement or any of the Guarantor Agreements by the Company or the Trust (to the extent a party thereto) and the consummation of the transactions contemplated herein or therein, other than (A) such as have been obtained under the Securities Act, the Exchange Act and the 1939 Act, and (B) such approvals as have been obtained in connection with the listing of the Preferred Securities on the NYSE;

                  (xi) to the best knowledge of such counsel, each of the Company and the Subsidiaries has all necessary permits, licenses, authorizations, consents and approvals and has made all necessary filings required under any U.S. federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, licenses, authorizations, consents and approvals from other persons, required to conduct its business as described in the Prospectus, except to the extent that the failure to have any such permits, licenses, authorizations, consents or approvals, to make any such filings or to obtain any such permits, licenses, authorizations, consents or approvals could not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any Subsidiary is required by any applicable law to obtain accreditation or certification from any Governmental Authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus; to the best knowledge of such counsel, neither the Company nor any Subsidiary is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such permit, license, authorization, consent or approval or any U.S. federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any Subsidiary, the effect of which could result in a Material Adverse Change; and to the best knowledge of such counsel, no such permit, license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

                  (xii) neither the Trust nor the Company is or, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                  (xiii) the Preferred Securities have been duly and validly authorized by the Trust, are duly and validly issued and fully paid and nonassessable undivided preferred beneficial interests in the assets of the Trust, and conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Preferred Securities by the Trust is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Trust, the Company or any Subsidiary or under any agreement known to such counsel to which the Trust, the Company or any Subsidiary is a party or otherwise;

                  (xiv) to the best knowledge of such counsel, except for registration rights held by Doubletree Corporation with respect to Series A Preferred Stock and Series B Preferred Stock of the Company held by it, there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

                  (xv) the form of certificate used to evidence the Preferred Securities complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Trust and with the requirements of the NYSE;

                  (xvi) the Registration Statement has become effective under the Securities Act; all filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time have been made within the applicable time period prescribed for such filing by such Rule; no stop order suspending the effectiveness of the Registration Statement has been issued; and, to the best knowledge of such counsel, no proceedings for that purpose are pending or threatened;

                  (xvii) as of the effective date of the Registration Statement, the Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained therein or omitted therefrom and the three Trustees' Statements of Eligibility on Form T-1, included as exhibits to the Registration Statement, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations;

                  (xviii) the statements in the Prospectus under the captions "Description of Securities," "Material U.S. Federal Income Tax Consequences" and "Employee Benefit Plan Considerations," insofar as such statements constitute a summary of the legal matters or documents referred to therein, constitute accurate summaries thereof in all material respects;

                  (xix) the Registration Statement on Form 8-A complied as to form in all material respects with the requirements of the Exchange Act; the Registration Statement on Form 8-A has become effective under the Exchange Act; and the Preferred Securities have been validly registered under the Securities Act, the Exchange Act and the Securities Act Regulations and the Exchange Act Regulations;

                  (xx) to the best knowledge of such counsel, there are no actions, suits, proceedings, inquiries or investigations pending or threatened against the Company or any of the Subsidiaries or any of their respective officers, directors, partners, members or trustees, as applicable, or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any Governmental Authority or arbitral panel which are required to be described in the Prospectus but are not so described;

                  (xxi) to the best knowledge of such counsel, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described or summarized in the Prospectus which have not been so filed, summarized or described, and all such summaries and descriptions, in all material respects, fairly and accurately set forth the material provisions of such contracts and documents;

                  (xxii) to the best knowledge of such counsel, the Company and each of the Subsidiaries owns or possesses adequate licenses or other rights to use all Intangibles necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and to the best knowledge of such counsel, neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and to the best knowledge of such counsel there is no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;

                  (xxiii) to the best knowledge of such counsel, each of the Company and the Subsidiaries has filed on a timely basis all necessary U.S. federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon; to the best knowledge of such counsel, no tax deficiency has been asserted against any such entity, and to the best knowledge of such counsel there is no tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively; and

                  (xxiv) such counsel has participated in conferences with officers and other representatives of the Trust and the Company, independent public accountants of the Company, representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and such counsel has no reason to believe that the Registration Statement, the Preliminary Prospectus or the Prospectus, as of their respective effective or issue dates, and as of the date of such counsel's opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial and statistical data included in the Registration Statement, Preliminary Prospectus or the Prospectus, or the three Trustees' Statements of Eligibility on Form T-1 included as exhibits to the Registration Statement).

         (c) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Trust and the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to Clifford Chance US LLP, counsel for the Underwriters, stating that:

                  (i) The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made;

                  (ii) Under the Delaware Statutory Trust Act and the Declaration, the Trust has the trust power and authority (A) to own property and conduct its business as described in the Prospectus, (B) to execute and deliver, to perform its obligations under and to consummate the transactions contemplated by, this Agreement and (C) to issue and sell, and to perform its obligations under, the Preferred Securities and the Common Securities;

                  (iii) The execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                  (iv) The Declaration constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization and other similar laws relating to or affecting the remedies and rights of creditors, (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                  (v) The Preferred Securities have been duly authorized by the Declaration and, when delivered to and paid for by the Underwriters pursuant to this Agreement, will be duly and validly issued, fully paid and, subject to the qualifications set forth herein, nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust (the "Securityholders"), are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except that such counsel may note that the Securityholders may be obligated, pursuant to the Declaration, to (A) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (B) provide security and/or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration; under the Delaware Statutory Trust Act and the Declaration, the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and the form of certificates to evidence the Preferred Securities has been approved by the Trust and is in due and proper form and complies with the Declaration and all applicable requirements, if any, of the Delaware Statutory Trust Act;

                  (vi) The Common Securities have been duly authorized by the Declaration and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust; and under the Delaware Statutory Trust Act and the Declaration, the issuance of the Common Securities is not subject to preemptive or other similar rights;

                  (vii) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated herein and the compliance by the Trust with its obligations hereunder do not violate (A) any of the provisions of the Certificate of Trust of the Trust or the Declaration or (B) any applicable law, rule or regulation of the State of Delaware;

                  (viii) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Statutory Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Preferred Securities, the consummation by the Trust of the transactions contemplated herein or the compliance by the Trust of its obligations hereunder;

                  (ix) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Statutory Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust for U.S. federal income tax purposes, the Securityholders (other than those holders of the Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware (in rendering the opinion expressed in this subsection (ix), such counsel need express no opinion concerning the securities laws of the State of Delaware); and

                  (x) Such counsel has reviewed the statements in the Prospectus under the captions "WestCoast Hospitality Capital Trust" and "Description of Securities" and, insofar as they contain statements of Delaware law, such statements are fairly presented.

         (d) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Riddell Williams P.S., special tax counsel for the Trust and the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to Clifford Chance US LLP, counsel for the Underwriters, stating that:

                  (i) the Trust is and will be classified for U.S. federal income tax purposes as a grantor trust and not as an association taxable as a corporation;

                  (ii) the Debentures will be treated as debt of the Company for U.S. federal income tax purpose; and

                  (iii) the statements set forth in the Prospectus under the caption "Material U.S. Federal Income Tax Consequences" constitute a fair and accurate summary of the anticipated U.S. federal income tax consequences of the ownership and disposition of the Preferred Securities under current law.

         (e) The Underwriters shall have received from each of BDO Seidman, LLP and PricewaterhouseCoopers LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Underwriters, in form and substance satisfactory to the Underwriters, relating to the financial statements, including any pro forma financial statements, of the Company and the Covered Entities, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

         In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Underwriters deems such explanation unnecessary and (ii) such changes, decreases or increases do not, in the sole judgment of the Underwriters, make it impractical or inadvisable to proceed with the purchase and delivery of the Preferred Securities as contemplated by the Registration Statement.

         (f) The Underwriters shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Clifford Chance US LLP, dated the Closing Time or such Date of Delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters.

         (g) No amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Underwriters shall have objected in writing.

         (h) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Preferred Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters; and (iii) the Registration Statement and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (i) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

         (j) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery there shall not have been any Material Adverse Change, and no transaction which is material and unfavorable to the Trust, the Company or any Subsidiary shall have been entered into by the Trust, the Company or any of the Subsidiaries, in each case, which in the Underwriters' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Preferred Securities as contemplated by the Registration Statement.

         (k) At the Closing Time, each of the Guarantor Agreements shall have been entered into by the Company and the other parties thereto and shall be in a form reasonably satisfactory to the Underwriters.

         (l) The Preferred Securities shall have been approved for listing on the NYSE, subject to official notice of issuance.

         (m) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (n) The Trust and the Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters, in the case of the Trust, a certificate of an Administrative Trustee, and in the case of the Company, a certificate of its Chief Executive Officer and Chief Financial Officer, in each case to the effect that:

                  (i) the representations and warranties of the Trust or the Company, as the case may be, in this Agreement are true and correct, as if made on and as of the date hereof, and the Trust or the Company, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

                  (iii) when the Registration Statement became effective and at all times subsequent thereto up to the date hereof, the Registration Statement and the Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus which has not been so set forth; and

                  (iv) in the case of the certificate delivered by the Company, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may have occurred in connection with dividends paid on, or the redemption or proposed redemption of the Company's Series A Preferred Stock and Series B Preferred Stock, there has not been (A) any Material Adverse Change, (B) any transaction that is material to the Company and the Covered Entities considered as one enterprise, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, that is material to the Company and the Covered Entities considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (D) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Covered Entities considered as one enterprise, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary or (F) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

         (o) The Trust and the Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Trust and the Company contained herein and in the Guarantor Agreements, the performance by the Trust and the Company of their respective covenants contained herein and therein and the fulfillment of any conditions contained herein and therein, as of the Closing Time or any Date of Delivery, as the Underwriters may reasonably request.

         7. Termination:

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Underwriters, at any time prior to the Closing Time or any Date of Delivery, (i) if any of the conditions specified in Section 6 hereof shall not have been fulfilled when and as required by this Agreement to be fulfilled, (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company, whether or not arising in the ordinary course of business, (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, impracticable to market the Preferred Securities or enforce contracts for the sale of the Preferred Securities, (iv) if trading in any securities of the Trust or the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the Nasdaq over-the-counter market or by order of the Commission or any other Governmental Authority, (v) if there has been any downgrade in the rating of the Preferred Securities or any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act), (vi) any U.S. federal, state, local or foreign statute, regulation, rule or order of any court or Governmental Authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Underwriters, materially adversely affects or will materially adversely affect the business or operations of the Company, (vii) any action has been taken by any Governmental Authority or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Underwriters, has a material adverse effect on the securities markets in the United States, or
(viii) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iii) or (vii) in the Underwriters' judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

         If the Underwriters elect to terminate this Agreement as provided in this Section 7, the Trust, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

         If the sale to the Underwriters of the Preferred Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Trust or the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8. Increase in Underwriters' Commitments:

         If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Preferred Securities to be purchased by it under this Agreement on such date, the Underwriters shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Preferred Securities which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Securities"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Securities does not exceed 10% of the total number of Preferred Securities to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Preferred Securities which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Preferred Securities agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligation hereunder bears to the underwriting obligations of all non-defaulting Underwriters and (ii) if the total number of Defaulted Securities exceeds 10% of such total, the Underwriters may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Trust and the Company agree with the non-defaulting Underwriters that the Trust will not sell any Preferred Securities hereunder on such date unless all of the Preferred Securities to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by themselves with the approval of the Company or selected by the Company with the approval of the Underwriters).

         If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

         The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

         9. Indemnity and Contribution by the Trust, the Company and the
Underwriters:

         (a) The Trust and the Company, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Trust or the Company contained herein, (ii) any failure on the part of the Trust or the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus or the offering of the Common Securities,
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Trust and the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Trust and the Company), (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Preferred Securities under the securities or "blue sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), (v) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or any Application or necessary to make the statements made therein (with respect to the Prospectus only, in the light of the circumstances under which they were made) not misleading or (vi) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Preferred Securities, including, without limitation, slides, videos, films and tape recordings; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters to the Trust and the Company expressly for use in such Registration Statement, Prospectus or Application. The Company agrees to indemnify the Trust against all loss, expense, liability, damage and claim whatsoever as due from the Trust under this Section 9(a). The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Trust or the Company may otherwise have.

         (b) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Trust or the Company pursuant to subsection (a) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Trust or the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel reasonably satisfactory to the Underwriter or controlling person, as the case may be, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this subsection to the contrary notwithstanding, neither the Trust nor the Company shall be liable for any settlement of any such claim or action effected without the written consent of the Company.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Trust, the Trustees, the Company, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Trust, the Trustees or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Trust, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriters to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Trust and the Company), the Prospectus or any Application or (ii) any omission or alleged omission to state a material fact in connection with such information either required to be stated in such Registration Statement, Prospectus or any Application or necessary to make such information, in the light of the circumstances under which made, not misleading. The statements set forth in the fourth and fifteenth paragraphs under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter to the Company for purposes of Section 3(n) and this Section 9. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liabilities that such Underwriter may otherwise have.

         (d) If any action is brought against the Trust, the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing subsection, the Trust, the Company or such person shall promptly notify the Underwriters in writing of the institution of such action, and the Underwriters shall assume the defense of such action, including the employment of counsel and payment of expenses. The Trust, the Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Trust, the Company or such person unless the employment of such counsel shall have been authorized in writing by the Underwriters in connection with the defense of such action or the Underwriters shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Underwriters shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this subsection to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without its written consent.

         (e) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Preferred Securities or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Trust and the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Trust and the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Trust and the Company, or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (f) The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (e)(i) and, if applicable, (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions, applicable to the Preferred Securities purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

         10. Survival:

         The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Trust and the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Trust, the Trustees, the Company, the Company's directors and officers or any person who controls the Trust, the Trustees or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Preferred Securities. The Trust, the Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Trust and the Company, against any of the Trustees or the Company's officers or directors, in connection with the sale and delivery of the Preferred Securities or the Common Securities or in connection with the Registration Statement or the Prospectus.

         11. Notices:

         Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention:
Syndicate Department, with a copy to Clifford Chance US LLP, 200 Park Avenue, New York, NY 10166, Attention: Jay L. Bernstein, Esq. and Andrew Epstein, Esq.; if to the Company or the Trust, shall be sufficient in all respects if delivered to the Company or the Trust at the offices of the Company at 201 W. North River Drive, Suite 100, Spokane, Washington 99201, with a copy to Riddell Williams, P.S., 1001 Fourth Avenue, Suite 4500, Seattle, WA 98154, Attention: Frank C. Woodruff, Esq.

         12. Governing Law; Headings:

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13. Parties at Interest:

         The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Trust, the Company and the trustees, controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         14. Counterparts and Facsimile Signatures:

         This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

                            [Signature page follows.]

         If the foregoing correctly sets forth the understanding among the Trust, the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Trust, the Company and the Underwriters.

                                       Very truly yours,

                                       WESTCOAST HOSPITALITY CAPITAL TRUST

                                       By: ___________________________________
                                           Name: ______________________________
                                           Title: Administrative Trustee

                                       By: ___________________________________
                                           Name: ______________________________
                                           Title: Administrative Trustee

                                       WESTCOAST HOSPITALITY CORPORATION

                                       By: ____________________________________
                                           Name: ______________________________
                                           Title: ______________________________

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By: ____________________________________
    Name: ______________________________
    Title: _______________________________

WELLS FARGO SECURITIES, LLC

By: ________________________________
    Name:___________________________
    Title: ____________________________

                                   SCHEDULE I

                                                    NUMBER OF INITIAL
                                                    SECURITIES TO BE
UNDERWRITERS                                            PURCHASED
Friedman, Billings, Ramsey & Co., Inc.                    [  ]
Wells Fargo Securities, LLC                               [  ]
         Total...................................         [  ]